This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                              FIXED RATE POPULATION


SELECTION CRITERIA: FIXED RATE POPULATION
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV



1. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORGAGE
                                                      AGGREGATE       POOL BY         AVG       WEIGHTED
                                          NUMBER       CUT-OFF       AGGREGATE      MORTGAGE     AVERAGE     WEIGHTED
                                            OF           DATE         CUT-OFF         LOAN        GROSS      AVERAGE       WEIGHTED
                                         MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL    INTEREST     ORIGINAL      AVERAGE
DOCUMENTATION LEVEL                       LOANS        BALANCE        BALANCE       BALANCE       RATE         LTV        FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                          431      56,377,591         56.03       130,806       7.275       78.74         631.5
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                        353      36,665,497         36.44       103,868       8.065       82.92         650.4
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                            39       6,768,309          6.73       173,546       6.812       75.11         627.5
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                      6         805,800          0.80       134,300       7.796       85.74         705.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      829     100,617,197        100.00       121,372       7.536       80.07         638.7
------------------------------------------------------------------------------------------------------------------------------------



2. CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF
                                                                     MORGAGE
                                                      AGGREGATE      POOL BY         AVG        WEIGHTED
                                          NUMBER       CUT-OFF      AGGREGATE      MORTGAGE      AVERAGE     WEIGHTED
                                            OF           DATE        CUT-OFF         LOAN         GROSS      AVERAGE       WEIGHTED
                                         MORTGAGE     PRINCIPAL     PRINCIPAL     PRINCIPAL     INTEREST     ORIGINAL      AVERAGE
CREDIT SCORE                              LOANS        BALANCE       BALANCE       BALANCE        RATE         LTV        FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                                    21       3,554,444        3.53        169,259        8.316       75.28          510.9
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                                    27       3,486,313        3.46        129,123        7.924       73.62          530.1
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                    36       5,056,155        5.03        140,449        7.749       72.84          550.1
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                    39       5,745,264        5.71        147,314        7.177       75.96          570.5
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                    55       6,405,661        6.37        116,467        7.732       77.98          590.3
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                    99      12,563,932       12.49        126,908        7.625       78.53          609.7
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                                   130      15,444,712       15.35        118,805        7.514       82.01          629.8
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                                   153      14,847,188       14.76         97,040        7.722       80.42          649.3
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                                    95       9,683,624        9.62        101,933        7.747       83.87          669.5
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                                    64       6,794,183        6.75        106,159        7.190       81.53          689.8
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                                    40       5,448,450        5.42        136,211        7.297       81.79          708.4
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                                    30       4,537,497        4.51        151,250        7.260       84.35          730.7
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                                    19       3,006,060        2.99        158,214        7.070       85.90          749.2
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                                    13       2,173,121        2.16        167,163        6.961       84.09          766.7
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                     8       1,870,594        1.86        233,824        6.225       77.91          785.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      829     100,617,197      100.00        121,372        7.536       80.07          638.7
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 501
Maximum: 798
Non-Zero Weighted Average: 639

3. RANGE OF ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORGAGE
                                                      AGGREGATE       POOL BY         AVG        WEIGHTED
                                          NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                                            OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE     WEIGHTED
                                         MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL    AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)          LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV      FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                  1         39,880         0.04         39,880        7.550        18.18        563.0
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                  2        189,824         0.19         94,912        6.390        23.82        596.6
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                  4        337,199         0.34         84,300        7.530        28.01        652.2
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                  4        421,208         0.42        105,302        7.001        33.22        642.8
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                  7        864,294         0.86        123,471        6.747        38.27        604.8
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 14      2,226,859         2.21        159,061        6.833        42.76        609.0
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                 17      2,306,039         2.29        135,649        6.452        47.98        632.1
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                 11      1,405,703         1.40        127,791        6.723        52.28        649.9
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 23      3,381,610         3.36        147,027        6.549        57.91        637.9
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                 30      4,987,495         4.96        166,250        6.285        63.00        645.7
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                 35      5,634,635         5.60        160,990        6.672        67.86        614.9
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                 55      8,856,185         8.80        161,022        7.294        74.30        605.5
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                114     19,258,940        19.14        168,938        6.926        79.15        632.2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                 82     13,259,012        13.18        161,695        7.382        84.24        634.3
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                107     17,782,662        17.67        166,193        7.305        89.23        651.1
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                 46      4,908,975         4.88        106,717        7.696        94.44        653.7
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                               277     14,756,677        14.67         53,273       10.248        99.87        664.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       829    100,617,197       100.00        121,372        7.536        80.07        638.7
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 18.18
Maximum: 100.00
Weighted Average: 80.07



4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                         % OF
                                                                       MORGAGE
                                                       AGGREGATE       POOL BY         AVG        WEIGHTED
                                           NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE     WEIGHTED
                                             OF           DATE         CUT-OFF         LOAN         GROSS      AVERAGE     WEIGHTED
                                          MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL GREATER THAN 85% LTV   LOANS        BALANCE        BALANCE       BALANCE        RATE         LTV      FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                          185        18,996,151        50.73       102,682         8.039       93.28        639.7
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                        227        16,791,564        44.84        73,972         9.117       95.30        673.7
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                            14         1,138,473         3.04        81,319         7.859       92.76        681.8
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                      4           522,126         1.39       130,532         7.939       88.85        686.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      430        37,448,314       100.00        87,089         8.516       94.11        656.9
------------------------------------------------------------------------------------------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.